UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):   November 4, 2010 (October 29, 2010)
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.01 is hereby incorporated by reference in this Item 1.01 in response to the disclosure requirements of Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 29, 2010, Magnum Hunter Resources Corporation (the “Company”) and Approach Oil & Gas Inc. (“Approach”), a subsidiary of Approach Resources, Inc., entered into a Purchase and Sale Agreement dated October 29, 2010 (the “Purchase Agreement”), pursuant to which the Company agreed to sell, and Approach agreed to buy, the Company’s approximate 10% non-operated working interest, and associated properties, in an exploratory prospect area in Crockett County, Texas, known as the Cinco Terry prospect area. The transaction closed on October 29, 2010, and was effective as of October 1, 2010. Approach paid the Company $21.5 million in cash for the assets, subject to customary adjustments.

As of June 30, 2010, the Company’s total proved reserves associated with the Cinco Terry properties were approximately 2.4 Mmboe (63% crude oil and ngls; 48% proved developed producing). The Company’s net daily production level attributable to this 10% non-operated working interest was approximately 470 boe per day. Approach is the operator of the Cinco Terry property which includes approximately 5,033 net acres.

The Purchase Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement dated October 29, 2010, between Magnum Hunter Resources Corporation and Approach Oil & Gas Inc.

*
The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: November 4, 2010	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Purchase and Sale Agreement dated October 29, 2010, between Magnum Hunter Resources Corporation and Approach Oil & Gas Inc.

*
The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.